Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF THE
SARBANES-OXLEY ACT OF 2002

     In connection with the Annual Report on Form 10-K (the “Report”) of Cogenco International Inc. (the “Company”) for the period ended March 31, 2009, the undersigned David Brenman, the Chief Executive Officer and Chief Financial Officer of the Company, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of the undersigned’s knowledge and belief:

(1)      the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)      the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: July 9, 2009
\s\ David Brenman
David Brenman, Chief Executive Officer & Chief
Financial Officer